Top of the Form

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 24, 2018

Erie Indemnity Company
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	0-24000	25-0466020
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

100 Erie Insurance Place, Erie, Pennsylvania		16530
_______________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(814) 870-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. [  ]

Top of the Form

Item 2.02 Results of Operations and Financial Condition.

On April 26, 2018, Erie Indemnity Company (the "Company") issued a press release announcing financial results for the quarter ended March 31, 2018. Copies of the press release and financial information are attached hereto and are incorporated herein by reference as Exhibit 99.1 and Exhibit 99.2, respectively.

On April 27, 2018 at 10:00 a.m. the Company will hold a telephone conference call that will be Webcast and that is complimentary to the press release announcing financial results for the quarter ended March 31, 2018.

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The Company held its 93rd Annual Meeting of Shareholders on April 24, 2018. On the record date for the Annual Meeting, the Company had 2,542 shares of Class B common stock outstanding which had the exclusive right to vote on all matters presented for consideration at the meeting.

(b) At the Annual Meeting, shareholders of the Company elected one new director and re-elected 12 incumbent directors to serve on the Company's Board of Directors for a one-year term. The names of the elected directors and voting results appear below. None of the shareholders who voted withheld authority or abstained on any of the proposals.

For
J. Ralph Borneman, Jr.	2,540
Eugene C. Connell	2,540
Salvatore Correnti	2,540
LuAnn Datesh	2,540
Jonathan Hirt Hagen	2,540
Thomas B. Hagen	2,540
C. Scott Hartz	2,540
Brian A. Hudson, Sr.	2,540
Claude C. Lilly, III	2,540
George R. Lucore	2,540
Thomas W. Palmer	2,540
Martin P. Sheffield	2,540
Elizabeth Hirt Vorsheck	2,540

Item 8.01 Other Events.

At its meeting on April 24, 2018, the Company's Board of Directors approved the following quarterly dividend on shares of Erie Indemnity Company Class A common stock:

Dividend Number: 351
Class A Rate Per Share: $0.84
Declaration Date: April 24, 2018
Ex-Dividend Date: July 5, 2018
Record Date: July 6, 2018
Payable Date: July 20, 2018

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Press Release
Exhibit 99.2 Financial Information

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erie Indemnity Company

April 26, 2018	By:	/s/ Gregory J. Gutting

Name: Gregory J. Gutting
Title: Executive Vice President & CFO

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release
99.2	Financial Information